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                                 FORM T-1

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                         STATEMENT OF ELIGIBILITY
                UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                 CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT TO
                     SECTION 305(b)(2)           /__/

- ------------------------------------------

                           THE BANK OF NEW YORK
           (Exact name of trustee as specified in its charter)


New York                                                       13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                               identification no.)

48 Wall Street, New York, N.Y.                                   10286
(Address of principal executive offices)                       (Zip code)


- ------------------------------------------


                    JOHNSTOWN AMERICA INDUSTRIES, INC.
           (Exact name of obligor as specified in its charter)


Delaware                                                             25-1672791
(State or other jurisdiction of (I.R.S. employer
incorporation or organization)                      identification no.)

                                                   and Subsidiary Guarantors


      Delaware           Johnstown America Corporation            36-3769515
      Delaware               Bostrom Seating, Inc.                39-1507179
      Delaware               Bostrom Holdings, Inc.               36-4129282
      Delaware             Freight Car Services, Inc.             36-3990959
      Delaware               JAC Patent Corporation               51-0345050
      Delaware                Truck Components Inc.               36-3535407
      Delaware                 Gunite Corporation                 13-3369803
      Delaware              Brillion Iron Works, Inc.             39-1506942
      Delaware            Fabco Automotive Corporation            13-3369802
      Delaware               JAII Management Company              Applied For
         (Exact name of registrants as specifed in their charters)

980 North Michigan Avenue
Suite 1000
Chicago, Illinois                                              60611
(Address of principal executive offices)          (Zip code)

                                                ------------------

                11 3/4% Series C Senior Subordinated Notes due 2005
                       (Title of the indenture securities)


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1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


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                    Name                                      Address
- ---------------------------------------------------------------

         Superintendent of Banks of the State of   2 Rector Street, New York,
         New York                                      N.Y.  10006, and Albany,
                                                       N.Y. 12203

         Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                                       N.Y.  10045

         Federal Deposit Insurance Corporation     Washington, D.C.  20429

         New York Clearing House Association       New York, New York  10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

  2.     Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

  16.    List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of August, 1997.


                                  THE BANK OF NEW YORK



                                  By: /s/ WALTER N. GITLIN
                                     ---------------------
                                     Name:  WALTER N. GITLIN
                                     Title: VICE PRESIDENT

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                   Consolidated Report of Condition of

                           THE BANK OF NEW YORK

                  of 48 Wall Street, New York, N.Y. 10286
                  And Foreign and Domestic Subsidiaries,
  a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
ASSETS                                                     in Thousands
- ------                                                    --------------
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................                      $ 8,249,820
  Interest-bearing balances ..........                        1,031,026
Securities:
  Held-to-maturity securities ........                        1,118,463
  Available-for-sale securities ......                        3,005,838
Federal funds sold and Securities pur-
chased under agreements to resell......                       3,100,281
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................32,895,077
  LESS: Allowance for loan and
    lease losses ..............633,877
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve                           32,260,771
Assets held in trading accounts ......                        1,715,214
Premises and fixed assets (including
  capitalized leases) ................                          684,704
Other real estate owned ..............                           21,738
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                          195,761
Customers' liability to this bank on
  acceptances outstanding ............                        1,152,899
Intangible assets ....................                          683,503
Other assets .........................                        1,526,113
                                                            -----------
Total assets .........................                      $54,746,131
                                                            -----------
                                                            -----------

LIABILITIES
Deposits:
  In domestic offices ................                      $25,614,961
  Noninterest-bearing ......10,564,652
  Interest-bearing .........15,050,309
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...                       15,103,615
  Noninterest-bearing .........560,944
   Interest-bearing .........14,542,671
Federal funds purchased and Securities

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  sold under agreements to repurchase.                        2,093,286
Demand notes issued to the U.S.
  Treasury ...........................                          239,354
Trading liabilities ..................                        1,399,064
Other borrowed money:
  With remaining maturity of one year
    or less ..........................                        2,075,092
  With remaining maturity of more than
    one year .........................                           20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............                        1,160,012
Subordinated notes and debentures ....                        1,014,400
Other liabilities ....................                        1,840,245
                                                             ----------
Total liabilities ....................                       50,560,708
                                                             ----------

EQUITY CAPITAL
Common stock ........................                           942,284
Surplus .............................                           731,319
Undivided profits and capital
  reserves ..........................                         2,544,303
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                       (   19,449)
Cumulative foreign currency transla-
  tion adjustments ..................                      (    13,034)
                                                           ------------
Total equity capital ................                         4,185,423
                                                              ---------
Total liabilities and equity
  capital ...........................                       $54,746,131
                                                            -----------
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   I, Robert E. Keilman, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   Alan R. Griffith
   J. Carter Bacot
   Thomas A. Renyi           Directors


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